Exhibit 99.2
Investors & Reporters May Contact:
Joe Sorice
Sr. Manager, Investor Relations
(770) 418-8211
ir@asburyauto.com

Asbury Automotive Group Announces CEO Succession Plan
•David Hult to Transition to Executive Chairman Following Transformative Eight Year Tenure as CEO
•Asbury COO Dan Clara to Succeed Hult as President and Chief Executive Officer
•Bridget Ryan-Berman to be Named Lead Independent Director Following Expiration of Tom Reddin’s Term as Chairman
•Transitions to Take Effect Following Asbury’s 2026 Annual Meeting of Stockholders

SANDY SPRINGS, GA. (December 8, 2025) — Asbury Automotive Group, Inc. (NYSE: ABG) (the “Company”), a Fortune 500 automotive retail and service company, today announced that effective following the Company’s 2026 Annual Meeting of Stockholders expected to be held in May, David Hult, President and Chief Executive Officer of Asbury, will transition to the role of Executive Chairman. The Asbury Board of Directors has elected Daniel E. “Dan” Clara, currently Chief Operating Officer, to succeed Mr. Hult as President and Chief Executive Officer. This transition marks the culmination of the Board’s long-term leadership succession plan to support the continued growth and success of the Company.
The Company also announced that in connection with the 2026 Annual Meeting, the Board expects to nominate Mr. Clara to the Asbury Board, and to name Bridget Ryan-Berman as Lead Independent Director. Tom Reddin, whose extended term as Non-Executive Chairman is set to expire at the Annual Meeting, is expected to remain on the Board. Additional details regarding Board composition will be included in the Company’s proxy statement to be filed with the SEC.
David Hult said, “It has truly been an honor to serve as CEO of Asbury and I want to thank all of our team members for their unwavering commitment to delivering for our guests, partners, and shareholders. Over the past several years, we have expanded our footprint, invested in our people and technology, and stayed true to our guest centric values. The fundamentals of our business are strong, and we are poised to maintain our momentum as we execute our focused growth strategy. After careful consideration, the Board and I are confident that now is the right time to launch this succession plan and transition Asbury to its next generation of leadership. Dan is a proven leader and operator. His drive, strategic mindset, and strong dedication to our values make him the logical choice to serve as Asbury’s next CEO. I have tremendous confidence in his ability to lead the Company to new heights and look forward to working closely with him during the transition period and as Executive Chairman.”
Tom Reddin, Chairman of the Board, said, “On behalf of the entire Board, we are deeply grateful to David for his outstanding leadership. As CEO, David has led Asbury through a period of unprecedented growth and value creation by executing a disciplined approach to portfolio optimization, strategic deployment of capital, and instilling a strong performance-based culture. As a result, David has more than tripled earnings and shareholder value, with the Company’s stock price increasing 273%1 during his tenure. This transition reflects Asbury’s thoughtful, multi-year succession planning process, and we appreciate David’s close coordination with the Board that has resulted in today’s announcement. We look forward to benefitting from his continued service as Executive Chairman.”
Mr. Reddin continued, “Throughout Dan’s 23-year career at Asbury, he has proven himself to be a seasoned operator with a deep understanding of the business, a relentless work ethic, and a drive to win. Dan has played a key role in the successful integration of large-scale acquisitions, advancing our proven retail strategy, and enabling industry-leading guest experiences that have helped to drive our sustainable revenue growth and profitable returns. In addition, his knowledge of our industry, and track record of successfully partnering with OEMs makes him uniquely qualified to lead Asbury in its next phase of strategic growth and value creation.”
Dan Clara said, “I am deeply grateful to our Board of Directors for trusting me to lead Asbury. I also want to thank our dedicated employees whose passion, resilience, and unwavering commitment to our North Star—to be the most guest-centric automotive retailer—continue to inspire me every day. David’s leadership has positioned Asbury for sustained success, and I am thankful for his mentorship and the solid foundation he has built. We will work together to ensure a seamless transition and I look forward to collaborating with him and our talented team to build on our momentum, deliver exceptional experiences to our guests, and create sustainable value for our shareholders.”
About Daniel E. Clara
Dan Clara serves as Asbury’s Chief Operating Officer, a role he assumed in February 2025. A seasoned operator with more than two decades of experience at Asbury, Mr. Clara is responsible for driving operational excellence across the organization. He leads initiatives focused on delivering profitable growth through enhanced sales and service performance while ensuring an industry-leading guest experience. His responsibilities also include oversight of the Company’s development and innovation team and key functions within its marketing division.
Mr. Clara joined Asbury in 2002 as a Client Advisor in the Manager-in-Training program at Crown BMW in Greensboro, North Carolina. Over his tenure, he has built a distinguished career through progressive leadership roles, including F&I Manager, New and Used Car Manager, General Sales Manager, General Manager, Market Director, Vice President of Market Operations, Senior Vice President of Operations, and ultimately Chief Operating Officer. His leadership has been instrumental in Asbury’s strong same-store growth, the successful integration of several major acquisitions, and the creation of long-term shareholder value.
1 As of market close on December 5, 2025.

He holds a bachelor’s degree in International Business from Northwood University, where he discovered his passion for the automotive industry while participating in a student-run auto show. He also completed the Wharton Advanced Management Program at the University of Pennsylvania.
About Asbury Automotive Group, Inc.
Asbury Automotive Group, Inc. (NYSE: ABG), a Fortune 500 company headquartered in Sandy Springs, GA, is one of the largest automotive retailers in the U.S. In late 2020, Asbury embarked on a multi-year plan to increase revenue and profitability strategically through organic operations, acquisitive growth and innovative technologies, with its guest-centric approach as Asbury’s constant North Star. As of September 30, 2025, Asbury operated 175 new vehicle dealerships, consisting of 230 franchises and representing 36 domestic and foreign brands of vehicles. Asbury also operates Total Care Auto, Powered by Landcar, a leading provider of service contracts and other vehicle protection products, and 39 collision repair centers. Asbury offers an extensive range of automotive products and services, including new and used vehicles; parts and service, which includes vehicle repair and maintenance services, replacement parts and collision repair services; and finance and insurance products, including arranging vehicle financing through third parties and aftermarket products, such as extended service contracts, guaranteed asset protection debt cancellation, and prepaid maintenance. Asbury is recognized as one of America’s Fastest Growing Companies 2024 by the Financial Times and the Company is listed in World’s Most Trustworthy Companies 2025 by Newsweek.
For additional information, visit www.asburyauto.com.
Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements other than historical fact, and may include statements relating to goals, plans, objectives, beliefs, expectations, assumptions, and future events or performance. These statements are based on management's current expectations and beliefs and involve significant risks and uncertainties that may cause results to differ materially from those set forth in the statements. These risks and uncertainties include, among other things, our ability to successfully manage the executive transition, our ability to execute our strategic and operational strategies and initiatives, our ability to hold the annual meeting on the timeframe contemplated, and the other risk factors we identify in our filings with the U.S. Securities and Exchange Commission (the “SEC”).
These and other risk factors that could cause actual results to differ materially from those expressed or implied in our forward-looking statements are and will be discussed in Asbury's filings with the SEC from time to time, including its most recent annual report on Form 10-K and any subsequently filed quarterly reports on Form 10-Q. These forward-looking statements and such risks, uncertainties and other factors speak only as of the date of this press release. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

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